BAS was the affiliated party involved in the underwriting of all the following securities.

Fund Series	                Fund
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA INCOME FUND
Columbia Funds Series Trust I	COLUMBIA LIBERTY FUND
Columbia Funds Series Trust I	COLUMBIA LIBERTY FUND

Fund	                Broker
COLUMBIA INCOME FUND	BARCLAYS CAPITAL
COLUMBIA INCOME FUND	LEHMAN BROS
COLUMBIA INCOME FUND	"MERRILL LYNCH, PIERCE, FENNER & SMITH"
COLUMBIA INCOME FUND	"MERRILL LYNCH, PIERCE, FENNER & SMITH"
COLUMBIA INCOME FUND	CITIGROUP GLOBAL MARKETS/SALOMON BRO
COLUMBIA INCOME FUND	CITIGROUP GLOBAL MARKETS/SALOMON BRO
COLUMBIA LIBERTY FUND	CITIGROUP GLOBAL MARKETS/SALOMON BRO
COLUMBIA LIBERTY FUND	CITIGROUP GLOBAL MARKETS/SALOMON BRO

Fund	                Security
COLUMBIA INCOME FUND	SBC SOMMUNICATIONS FRN 11/14/08
COLUMBIA INCOME FUND	RESIDENTIAL CAPITAL CORP FRN 11/21/08
COLUMBIA INCOME FUND	ING GROEP N.V.
COLUMBIA INCOME FUND	KMI 5.7% 11/15/16
COLUMBIA INCOME FUND	CMS ENERGY CORP. 6.875% 12/15/05
COLUMBIA INCOME FUND	G.E. SMALL TICKET 5.12 6/22/2015
COLUMBIA LIBERTY FUND	XL CAPITAL LTD. COMMON
COLUMBIA LIBERTY FUND	XL CAPITAL LTD. CONV PREF

Fund	                Trade Date	Quantity
COLUMBIA INCOME FUND	11/8/2005	"600,000"
COLUMBIA INCOME FUND	11/16/2005	"1,150,000"
COLUMBIA INCOME FUND	12/2/2005	"1,000,000"
COLUMBIA INCOME FUND	12/6/2005	"1,690,000"
COLUMBIA INCOME FUND	12/8/2005	"100,000"
COLUMBIA INCOME FUND	12/9/2005	"2,000,000"
COLUMBIA LIBERTY FUND	12/6/2005	605
COLUMBIA LIBERTY FUND	12/6/2005	"1,574"

Fund	                Price	        Amount
COLUMBIA INCOME FUND	100.00000	"600,000"
COLUMBIA INCOME FUND	100.00000	"1,150,000"
COLUMBIA INCOME FUND	100.00000	"1,000,000"
COLUMBIA INCOME FUND	99.90300	"1,688,361"
COLUMBIA INCOME FUND	100.00000	"100,000"
COLUMBIA INCOME FUND	99.99958	"1,999,992"
COLUMBIA LIBERTY FUND	$65.00	        "581,295"
COLUMBIA LIBERTY FUND	$25.00	        "369,500"